EARNINGS CALL PRESENTATION Fiscal Year 2020, First Quarter July 29, 2019

HORACIO ROZANSKI CALL President and Chief Executive Officer PARTICIPANTS LLOYD HOWELL Chief Financial Officer and Treasurer NICHOLAS VEASEY Vice President of Investor Relations 2

DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Fiscal 2020 Full Year Outlook,” reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2020. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. All quarterly financial information for the fiscal year ended March 31, 2017 presented herein is as previously reported under ASC 605 while the annual financial information for the fiscal year ended March 31, 2017 was retroactively recast for the effects of ASC 606 and ASU 2017-07, as required. Unless otherwise specified, all references to "record" results are with respect to the period since Booz Allen's initial public offering. 3

KEY FINANCIAL RESULTS FIRST QUARTER FISCAL YEAR 2020 RESULTS FIRST QUARTER (1) Revenue $1.8 billion 10.8% Increase Revenue, Excluding Billable Expenses $1.3 billion 8.9% Increase Adjusted EBITDA $199 million 12.0% Increase Adjusted EBITDA Margin on Revenue 10.9% 1.1% Increase Net Income $117 million 12.7% Increase Adjusted Net Income $118 million 12.4% Increase Diluted EPS $0.83 15.3% Increase Adjusted Diluted EPS $0.83 15.3% Increase Net Cash Provided by Operating Activities $51 million 288.6% Increase (1) Comparisons are to prior fiscal year period 4

Q1 FY'20 PERFORMANCE:
ALIGNED WITH INVESTMENT THESIS

UPDATED INVESTMENT THESIS

Unique Market Position =

- Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies
- First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth creating value for critical missions and top priorities

Strong Financial Returns +

FY'18 - FY'21

66% ADEPS GROWTH BY FY'21

+ ~2% DIVIDEND YIELD

6 - 9%	Low 10% Range	~$1.4B
Annual Revenue Growth	Adj. EBITDA Margins	Capital Deployment

Option Value

- Continued investment in new business lines and solutions that will drive future growth

INDUSTRY LEADING ORGANIC REVENUE GROWTH

- Organic growth in revenue ex-billables of ~9% year-over-year driven by strong client demand
- ~7% year-over-year headcount growth positions firm to continue to execute against near-record backlog
- Positioned to meet objective of a relatively strong first half of fiscal year 2020

CONTRACT PERFORMANCE DRIVES MARGIN EXPANSION

- Adj. EBITDA Margin on Revenue of 10.9%; Adj. EBITDA of $199 million (~12% growth year-over-year)
- Organic growth and strong contract-level execution continue to drive profitability
- Reaffirming FY'20 guidance of Adj. EBITDA Margin on Revenue in the low 10% range

PRUDENT CAPITAL DEPLOYMENT

- Deployed ~$41 million in capital during the first quarter
- Reaffirming three-year goal ($1.4 billion) to deploy remaining ~$1.0 billion through fiscal year 2021

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Page 4 intentionally repeated KEY FINANCIAL RESULTS FIRST QUARTER FISCAL YEAR 2020 RESULTS FIRST QUARTER (1) Revenue $1.8 billion 10.8% Increase Revenue, Excluding Billable Expenses $1.3 billion 8.9% Increase Adjusted EBITDA $199 million 12.0% Increase Adjusted EBITDA Margin on Revenue 10.9% 1.1% Increase Net Income $117 million 12.7% Increase Adjusted Net Income $118 million 12.4% Increase Diluted EPS $0.83 15.3% Increase Adjusted Diluted EPS $0.83 15.3% Increase Net Cash Provided by Operating Activities $51 million 288.6% Increase (1) Comparisons are to prior fiscal year period 6

HISTORICAL BACKLOG & BOOK-TO-BILL BACKLOG (1) $21.4 $$20.520.4 $22.0 $19.3 $19.9 $12.4 $17.0 $12.4 $16.7 $16.7 $16.1 $12.2 $12.3 $16.5 s $13.6 $13.5 $13.6 $14.0 $9.2 $9.6 $10.1 n $9.2 o i $8.3 l $7.0 $7.5 $7.7 l i $11.0 b n $4.8 i $4.5 $5.5 $3.9 $4.2 $4.2 $4.1 $3.7 $4.4 $3.3 $3.2 $3.1 $3.2 $4.2 $3.3 $2.8 $2.8 $3.6 $2.9 $2.7 $2.8 $3.5 $3.4 $3.2 $0.0 $2.5 (2) (2) (2) (3) (3) (3) (3) (4) (4) (4) (4) (4) Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Funded Unfunded Priced Options BOOK-TO-BILL TRENDS 4.0x 3.66x 3.0x 2.70x 2.17x 2.0x 1.64x 1.31x 1.29x 0.92x 1.04x 0.99x 0.60x 1.0x 0.45x 0.36x 0.0x (4) Q2'17 (2) Q3'17 (2) Q4'17 (2) Q1'18 (3) Q2'18 (3) Q3'18 (3) Q4'18 (3) Q1'19 (4) Q2'19 (4) Q3'19 (4) Q4'19 (4) Q1'20 Quarterly Book-to-Bill LTM Book-to-Bill 1) For more information on the components of backlog, and the differences between backlog 2) Revenue as reported under ASC 605 and remaining performance obligations, please see the Company's Form 10-K for the fiscal 3) Revenue as adjusted from previously reported to reflect ASC 606 and ASU 2017-07 year ended 3/31/19 4) Revenue as reported, reflecting ASC 606 and ASU 2017-07 7

CAPITAL ALLOCATION DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY – Multi-year capital deployment plan remains on track, subject to market conditions – Deployed ~$41 million(1) during the quarter – Aim to deploy an additional ~$1.0 billion through FY'21, aligning with our overall investment thesis goal of $1.4 billion – $652 million of share repurchase authorization remained as of June 30, 2019 – Ample cash on hand and balance sheet capacity to support our capital deployment objectives – The Board authorized a regular dividend of 23 cents per share, payable on August 30th to stockholders of record on August 14th QUARTERLY CAPITAL DEPLOYMENT ($ IN MILLIONS) HISTORICAL CAPITAL DEPLOYMENT ($ IN MILLIONS) $110.1 $110.1 $396.9 $392.1 $364.2 $19.1 $329.3 $75.5 $68.3 $83.0 $77.7 $247.6 $194.3 $269.6 $250.0 $210.1 $48.1 $41.1 $40.7 $8.3 $51.1 $63.2 $56.4 $32.4 $32.4 $27.4 $27.2 $27.1 $80.0 $92.9 $103.4 $114.2 $119.2 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 FY'16 FY'17 FY'18 FY'19 LTM Quarterly Dividends Share Repurchases Quarterly Dividends Share Repurchases M&A (2) Special Dividends M&A (2) Special Dividends (1) Includes $2.4M to purchase 35k withhold-to-cover shares (2) Represents Payments for Business Acquisitions, Net of Cash Acquired 8

FINANCIAL OUTLOOK FULL YEAR FY'20 GUIDANCE OPERATING PERFORMANCE CURRENT PRIOR (Q4'19) Revenue Growth 6.0 - 9.0% 6.0 - 9.0% Adjusted EBITDA Margin on Revenue Low 10% range Low 10% range Adjusted Diluted EPS $2.90 - $3.05 $2.90 - $3.05 Net Cash Provided by Operating Activities $400 - $450 million $400 - $450 million ASSUMPTIONS FOR ADEPS GUIDANCE CURRENT PRIOR (Q4'19) Tax Rate 23 - 25% 23 - 25% Share Count 137 - 141 million 137 - 141 million 9

APPENDIX 10

NON-GAAP FINANCIAL INFORMATION "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (ii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iii) release of income tax reserves, and (iv) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non- recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re- measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment. 11

NON-GAAP FINANCIAL INFORMATION Three Months Ended June 30, (a) Reflects the combination of Interest expense and Other income (expense), net from the (In thousands, except share and per share data) 2019 2018 condensed consolidated statement of operations. (Unaudited) Revenue, Excluding Billable Expenses (b) Reflects the tax effect of adjustments at an Revenue $ 1,825,176 $ 1,646,848 assumed effective tax rate of 26%, which Billable expenses 551,175 477,435 approximates the blended federal and state tax Revenue, Excluding Billable Expenses $ 1,274,001 $ 1,169,413 rates and consistently excludes the impact of other Adjusted Operating Income tax credits and incentive benefits realized. Operating Income $ 179,046 $ 161,612 (c) Excludes an adjustment of approximately $0.6 Adjusted Operating Income $ 179,046 $ 161,612 million of net earnings for the three months ended EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted June 30, 2019 and 2018, respectively, associated EBITDA Margin on Revenue, Excluding Billable Expenses with the application of the two-class method for Net income $ 117,386 $ 104,204 computing diluted earnings per share. Income tax expense 38,444 33,163 Interest and other, net (a) 23,216 24,245 Depreciation and amortization 20,021 16,153 EBITDA $ 199,067 $ 177,765 Adjusted EBITDA $ 199,067 $ 177,765 Adjusted EBITDA Margin on Revenue 10.9% 10.8% Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 15.6% 15.2% Adjusted Net Income Net income $ 117,386 $ 104,204 Amortization or write-off of debt issuance costs and write-off of original issue discount 457 663 Adjustments for tax effect (b) (119) (172) Adjusted Net Income $ 117,724 $ 104,695 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 141,129,301 144,693,573 Adjusted Net Income Per Diluted Share (c) $ 0.83 $ 0.72 Free Cash Flow Net cash provided by operating activities $ 50,983 $ (27,037) Less: Purchases of property and equipment (27,336) (20,465) Free Cash Flow $ 23,647 $ (47,502) 12

FINANCIAL RESULTS – KEY DRIVERS First Quarter Fiscal 2020 – Below is a summary of the key factors driving results for the fiscal 2020 first quarter ended June 30, 2019 as compared to the prior year period: • Revenue increased by 10.8% to $1.8 billion driven primarily by continued strength in client demand, which led to increased client staff headcount and an increase in direct client staff labor. • Revenue, Excluding Billable Expenses increased 8.9% to $1.3 billion due to increased client demand which led to increased client staff headcount and an increase in direct client staff labor. • Operating Income and Adjusted Operating Income both increased 10.8% to $179.0 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as strong contract performance. • Net income increased 12.7% to $117.4 million and Adjusted Net Income increased 12.4% to $117.7 million. These increases were primarily driven by the same factors as Operating Income and Adjusted Operating Income. • EBITDA and Adjusted EBITDA both increased 12.0% to $199.1 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. • Diluted EPS and Adjusted Diluted EPS both increased to $0.83 from $0.72. The increases were primarily driven by the same factors as Net Income and Adjusted Net Income, as well as a lower share count in the first quarter of fiscal 2020. • As of June 30, 2019, total backlog was $19.9 billion, an increase of 16.2%. Funded backlog was $3.2 billion, an increase of 13.7%. • Net cash provided by operating activities was $51.0 million for the three months ended June 30, 2019 as compared to net cash used in operating activities of $(27.0) million for the three months ended June 30, 2018. The improvement in operating cash flow over the prior year period was primarily due to collection of our revenue and net income growth in fiscal 2020 as compared to fiscal 2019. Free Cash Flow was $23.6 million for the three months ended June 30, 2019 as compared to $(47.5) million for the three months ended June 30, 2018. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, partially offset by an increase in capital expenditures over the prior year period primarily related to investments in our facilities, infrastructure and information technology. 13